UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017
___________________________________________________________________________________________________________________________________

Swift Transportation Company

(Exact name of registrant as specified in its charter)
___________________________________________________________________________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

(602) 269-9700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

TABLE OF CONTENTS

SECTION	PAGE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 9.01 Financial Statements and Exhibits	2

Signatures	3

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 26, 2017, the Compensation Committee of the Board of Directors (the "Committee") of Swift Transportation Company (the "Company"), in association with its customary annual equity award grants, approved grants of Restricted Stock Units ("RSUs") to certain executive officers of the Company as provided in the table below.

RSU awards were granted to the following executive officers:

Named Executive Officer	RSUs
Richard Stocking, Chief Executive Officer	46,955
Virginia Henkels, Executive Vice President, Chief Financial Officer and Treasurer	4,200
Mickey R. Dragash, Executive Vice President, General Counsel and Secretary	10,237
Kenneth Runnels, Executive Vice President, Fleet Operations	8,605
Steven Van Kirk, Executive Vice President Swift, President Intermodal	8,433

Each RSU represents a contingent right to receive one share of the Company’s Class A common stock. The RSUs vest in three equal installments on each of the first three anniversaries from the grant date. For the RSUs granted to the executive officers above, the accelerated vesting provisions included within the Restricted Stock Unit Notices and the 2014 Omnibus Incentive Plan do not apply to the consummation of the transaction contemplated by the Agreement and Plan of Merger by and among the Company, Bishop Merger Sub., Inc. and Knight Transportation, Inc. dated as of April 9, 2017 (the “Merger Agreement”). Further, if the employment of Messrs. Stocking and Dragash or Ms. Henkels is terminated without Cause or for Good Reason (both terms as defined in his or her Executive Severance Protection Agreement) in connection with the transaction contemplated by the Merger Agreement, then a portion of the RSUs granted above to each of Messrs. Stocking and Dragash or Ms. Henkels will become vested as of the date of their respective termination of employment, determined by multiplying the number of RSUs granted above by a fraction, the numerator of which is the number of completed days his or her service following the grant date prior to his or her termination of employment, and the denominator of which is 1,095.

The foregoing descriptions of the RSU awards are not complete descriptions of all the rights and obligations, and are entirely qualified by reference to the Company's 2014 Omnibus Incentive Plan, as well as the Form of Restricted Stock Unit Notice (Executive) for Mr. Stocking, Ms. Henkels, and Mr. Dragash and the Form of Restricted Stock Unit Notice (Standard) for Mr. Runnels and Mr. Van Kirk (see Item 9.01 "Financial Statements and Exhibits," below).

In addition to the approved grants of RSU’s noted above, on May 26, 2017, the Committee approved certain retention bonuses for Messrs. Stocking and Dragash and Ms. Henkels, pursuant to which each individual is entitled to receive a retention bonus in an amount equal to $35,000, $5,500 and $35,000, respectively, at the closing of the Merger Agreement, subject to their respective continued employment with the Company through such date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description	Page or Method of Filing

10.1	2014 Omnibus Incentive Plan	Incorporated by reference to Appendix A of the Company's 2014 Proxy Statement, filed on April 4, 2014

10.2	Form of Restricted Stock Unit Notice (Executive)	Filed herewith

10.3	Form of Restricted Stock Unit Notice (Standard)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date:	May 31, 2017	/s/ Virginia Henkels
Virginia Henkels
Executive Vice President and Chief Financial Officer

3